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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-A12B/A


                     AMENDMENT TO APPLICATION OR REPORT

                 Filed pursuant to Section 12(b) or (g) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                         DEKALB Genetics Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               AMENDMENT NO. 1

          The undersigned registrant hereby amends the following item on the Form 8-A on the pages attached hereto:

          Signature Page

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                             SIGNATURE

                                             Thomas R. Rauman
                                        --------------------------
                                             Thomas R. Rauman
                                             Vice President-Finance
                                             Chief Financial Officer

          Date:  May 23, 1997











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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              DEKALB GENETICS CORPORATION


Date:  May 23, 1997           By:    Thomas R. Rauman
                                  ------------------------------
                                     Thomas R. Rauman
                              Title: Vice President, Finance and
                                     Chief Financial Officer